UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2005

Technical Olympic USA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Hollywood Blvd., Suite 500 N, Hollywood, Florida		33021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-364-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Performance Unit Program

On February 15, 2005, Technical Olympic USA, Inc. (the "Company") made grants of performance units to various officers and other employees of the Company. The performance units were granted under the Company’s Annual and Long Term Incentive Plan (as amended and restated). The performance units vest based upon the Company’s achievement of return on equity and cumulative earnings targets established by the Chief Executive Officer and approved by the Human Resources, Compensation and Benefits Committee of the Board of Directors. The value of a performance unit equals the appreciation of one share of Company common stock from the grant date to the end of the vesting period, and may be increased based upon the extent to which the relevant return on equity and cumulative earnings targets are exceeded. The vesting period of the performance units is 3 years from the effective grant date; provided, however, that if a change of control occurs, performance units granted to certain corporate officers will vest immediately. The value of a performance unit, if vested, will be paid in cash. Performance units will expire automatically upon payment in full of vested performance units or upon failure to vest, unless earlier terminated. A term sheet describing the material terms of the performance units, including a description of the Company associates eligible to receive grants of performance units, is attached as Exhibit 10.21 and is hereby incorporated by reference.

Harry Engelstein Employment Agreement

On February 16, 2005, TOUSA Associates Services Company entered into an employment agreement with Harry Engelstein pursuant to which he will serve as the Senior Executive Vice President of the homebuilding operations of the Company. The employment agreement is for a term beginning as of December 1, 2004 and ending on December 31, 2006. Pursuant to the employment agreement, Mr. Engelstein is entitled to a base salary of $500,000 and is eligible to earn an annual bonus, subject to approval of the Board of Directors or relevant Board committee; provided, however, that Mr. Engelstein is guaranteed an annual bonus in an amount equal to $50,000 more than the next highest bonus paid to a Regional Executive Vice-President of the Company’s homebuilding operations. Mr. Engelstein is also entitled to participate in the Company’s performance unit program ("PUP") under the Company’s Annual and Long-Term Incentive Plan. Pursuant to the employment agreement, Mr. Engelstein is entitled to receive a grant of 30,000 performance units with respect to the grants to be made in 2005. The PUP units are subject to the terms of the PUP Term Sheet described elsewhere in this Form 8-K and filed as Exhibit 10.21.

If Mr. Engelstein’s employment is terminated for cause, he will be entitled to receive accrued but unpaid salary and bonus, and the economic value of any accrued but unused vacation time and any unreimbursed business expenses, through the termination date. If Mr. Engelstein’s employment is terminated due to disability or death, Mr. Engelstein will be entitled to receive accrued but unpaid salary and bonus, and the economic value of any accrued but unused vacation time and any unreimbursed business expenses, through the termination date, and a pro-rated bonus for the year of termination. If Mr. Engelstein’s employment is terminated by the Company for any other reason, or by Mr. Engelstein for good reason, Mr. Engelstein will be entitled to receive (i) his base salary for the greater of two full years or the remaining term of his employment agreement, (ii) his bonus for the year in which his employment terminates plus a bonus, based on the average bonus paid to Mr. Engelstein in the prior three fiscal years, for the greater of two full years or the remaining term of his employment agreement, (iii) any accrued but unpaid salary and bonus, and the economic value of any accrued but unused vacation time and any unreimbursed business expenses, through the termination date, and (iv) the fair market value of any benefits and other perquisites to be provided to Mr. Engelstein for the remaining term of the employment agreement. The employment agreement also provides for noncompetition and nondisclosure covenants. A copy of Mr. Engelstein’s employment agreement is attached as Exhibit 10.22 and is hereby incorporated by reference herein.

Mark R. Upton Agreement

On February 16, 2005, TOUSA Associates Services Company entered into an employment agreement with Mark Upton pursuant to which he will serve as Executive Vice President of the homebuilding operations of the Company. The employment agreement is for a term beginning as of January 1, 2005 and ending on December 31, 2006. Pursuant to the employment agreement, Mr. Upton is entitled to a base salary of $420,000 and is eligible to earn an annual bonus, subject to approval of the Board of Directors or relevant Board committee, calculated in accordance with the terms of the employment agreement. Mr. Upton is also entitled to participate in the Company’s PUP under the Company’s Annual and Long-Term Incentive Plan. Pursuant to the employment agreement, Mr. Upton is entitled to receive a grant of 25,000 performance units with respect to the grants to be made in 2005. The PUP units are subject to the terms of the Term Sheet described elsewhere in this Form 8-K and filed as Exhibit 10.21 hereto.

If Mr. Upton’s employment is terminated for cause, or due to Mr. Upton’s disability or death, he will be entitled to receive accrued but unpaid salary and bonus, and the economic value of any accrued but unused vacation time and any unreimbursed business expenses, through the termination date. If Mr. Upton’s employment is terminated by the Company for any other reason, or by Mr. Upton for good reason, Mr. Upton will be entitled to receive (i) his base salary for the remaining term of his employment agreement, (ii) a bonus payment in an amount equal to twelve months’ prior bonus paid to Mr. Upton, (iii) any accrued but unpaid salary and bonus, and the economic value of any accrued but unused vacation time and any unreimbursed business expenses, through the termination date, and (iv) the fair market value of any benefits and other perquisites to be provided to Mr. Upton for the remaining term of the employment agreement. In addition, the employment agreement provides Mr. Upton the right to terminate the employment agreement in the event of a "change of control" of the Company. Upon a termination by Mr. Upton following a change of control, Mr. Upton will be entitled to receive a termination payment equal to the (a) his base salary for the remaining term of his employment agreement and (b) a bonus payment in an amount equal to twelve months’ prior bonus paid to Mr. Upton. The employment agreement also provides for nondisclosure and nonsolicitation covenants. A copy of Mr. Upton’s employment agreement is attached as Exhibit 10.23 and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.21 Term Sheet for the Performance Unit Program under the Technical Olympic USA, Inc. Annual and Long- Term Incentive Plan, as amended and restated.

10.22 Employment Agreement, dated as of February 16, 2005, by and between TOUSA Associates Services Company and Harry Engelstein.

10.23 Employment Agreement, dated as of February 16, 2005, by and between TOUSA Associates Services Company and Mark Upton.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Olympic USA, Inc.

February 22, 2005	By:	Beatriz L. Koltis

Name: Beatriz L. Koltis
Title: Associate General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.21	Term Sheet for the Performance Unit Program under the Technical Olympic USA, Inc. Annual and Long-Term Incentive Plan, as amended and restated
10.22	Employment Agreement, dated as of February 16, 2005, by and between TOUSA Associates Services Company and Harry Engelstein
10.23	Employment Agreement, dated as of February 16, 2005, by and between TOUSA Associates Services Company and Mark Upton